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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 23, 2003
                                                       (September 15, 2003)


                            COLE NATIONAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     33-66342                 34-1744334
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

          1925 ENTERPRISE PARKWAY
              TWISNBURG, OHIO                                     44087
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (330) 486-3100



                                 Not Applicable
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In the Company's most recent Form 10-Q for the quarter ended August 2, 2003, filed on September 15, 2003, managed care claims expense was reclassified to cost of revenues from operating expenses for all periods presented to provide improved transparency to Cole Vision's gross margin.

         The following tables present the Company's consolidated statements of operations and its results of operations for each quarter of fiscal 2002 and the first quarter of fiscal 2003 adjusted to reflect the reclassification of managed care claims expense to cost of revenues as well as certain other reclassifications to conform those periods to the current quarter's presentation. These tables should be read in conjunction with the condensed consolidated financial statements included in the Company's most recent Form 10-Q and the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003.


CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------
(Dollars in thousands)
                                                                          FISCAL 2002
                                            -----------------------------------------------------------------------    FISCAL 2003
                                               FIRST          SECOND         THIRD          FOURTH         FULL           FIRST
                                              QUARTER        QUARTER        QUARTER        QUARTER         YEAR          QUARTER
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net revenue                                 $   285,441    $   292,390    $   275,501    $   294,787    $ 1,148,119    $   288,249

Costs and expenses:
   Cost of revenues                             100,007        103,020         97,511        108,437        408,975        105,913
   Operating expenses                           176,473        179,178        178,139        177,084        710,874        184,494
                                            -----------    -----------    -----------    -----------    -----------    -----------
      Total costs and expenses                  276,480        282,198        275,650        285,521      1,119,849        290,407
                                            -----------    -----------    -----------    -----------    -----------    -----------

Operating income (loss)                           8,961         10,192           (149)         9,266         28,270         (2,158)

Interest and other (income) expense, net:
   Interest expense                               6,964          6,651          6,370          6,335         26,320          6,260
   Interest and other income, net                  (509)          (258)            56           (348)        (1,059)          (183)
   Loss on early extinguishment of debt            --           11,141           --             --           11,141           --
                                            -----------    -----------    -----------    -----------    -----------    -----------
     Total interest and other (income)
        expense, net                              6,455         17,534          6,426          5,987         36,402          6,077
                                            -----------    -----------    -----------    -----------    -----------    -----------

Income (loss) before income taxes                 2,506         (7,342)        (6,575)         3,279         (8,132)        (8,235)

Income tax provision (benefit)                    2,585             16         (6,777)         3,381           (795)        (1,647)
                                            -----------    -----------    -----------    -----------    -----------    -----------

Net income (loss)                           $       (79)   $    (7,358)   $       202    $      (102)   $    (7,337)   $    (6,588)
                                            ===========    ===========    ===========    ===========    ===========    ===========

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
RESULTS OF OPERATIONS
(Dollars in millions)
                                                                          FISCAL 2002
                                            -----------------------------------------------------------------------    FISCAL 2003
                                               FIRST          SECOND         THIRD          FOURTH         FULL           FIRST
                                              QUARTER        QUARTER        QUARTER        QUARTER         YEAR          QUARTER
                                            -----------------------------------------------------------------------    -----------
Net revenue:
     Cole Vision                            $  232.9       $  218.1       $  221.8       $  204.7       $    877.5       $  233.5
     Things Remembered                          52.5           74.3           53.7           90.1            270.6           54.7
                                            ----------------------------------------------------------------------       --------
        Total net revenue                   $  285.4       $  292.4       $  275.5       $  294.8       $  1,148.1       $  288.2

Gross margin:
     Cole Vision                            $  146.8       $  135.7       $  138.4       $  126.1       $    547.0       $  142.7
     Things Remembered                          38.6           53.7           39.6           60.2            192.1           39.7
                                            ----------------------------------------------------------------------       --------
        Total gross margin                  $  185.4       $  189.4       $  178.0       $  186.3       $    739.1       $  182.4

Operating expenses:
     Cole Vision                            $  133.5       $  132.8       $  132.3       $  117.8       $    516.4       $  133.5
     Things Remembered                          40.4           43.9           42.3           50.4            177.0           42.2
     Unallocated corporate expenses              2.5            2.5            3.6            8.8             17.4            8.9
                                            ----------------------------------------------------------------------       --------
        Total operating expenses            $  176.4       $  179.2       $  178.2       $  177.0       $    710.8       $  184.6

Operating income (loss):
     Cole Vision                            $   13.3       $    2.9       $    6.1       $    8.3       $     30.6       $    9.2
     Things Remembered                          (1.8)           9.8           (2.7)           9.8             15.1           (2.5)
     Unallocated corporate expenses             (2.5)          (2.5)          (3.6)          (8.8)           (17.4)          (8.9)
                                            ----------------------------------------------------------------------       --------
        Total operating income (loss)       $    9.0       $   10.2       $   (0.2)      $    9.3       $     28.3       $   (2.2)
                                            ======================================================================       ========

Percentage of net revenue:
     Gross margin                               65.0%          64.8%          64.6%          63.2%            64.4%          63.3%
     Operating expenses                         61.8%          61.3%          64.7%          60.1%            61.9%          64.0%
     Operating income (loss)                     3.1%           3.5%          (0.1)%          3.1%             2.5%          (0.7)%


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COLE NATIONAL GROUP, INC.

                                     By: /s/ Lawrence E. Hyatt
                                         --------------------------------------
                                         Name:  Lawrence E. Hyatt
                                         Title: Executive Vice President and
                                                Chief Financial Officer


Date: September 23, 2003


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